UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	6/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

JUNE 30, 2007

Annual Report
to Shareholders

DWS Commodity Securities Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. The fund concentrates its investments in securities related to commodities-related industries. Because the fund concentrates its investments in securities related to commodities-related industries, market price movements, regulatory changes, or economic conditions affecting companies in these industries as well as adverse political or financial factors or factors affecting a particular industry or commodity or factors affecting a particular industry or commodity could have significant impact on the fund's performance. The commodity-linked structured notes and futures contracts in which the fund expects to invest have substantial additional risks, including risk of loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Furthermore, there are additional risks associated with investing in non-US companies, emerging markets and aggressive growth stocks, which are more fully explained in the prospectus.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2006 are 2.17%, 2.97%, 2.92% and 1.87% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended June 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/07
DWS Commodity Securities Fund	1-Year	Life of Fund*
Class A	6.95%	13.76%
Class B	6.12%	12.92%
Class C	6.12%	12.92%
S&P Goldman Sachs Commodity Index+	-13.99%	.09%
MSCI World Energy Index+	23.28%	20.31%
MSCI World Materials Index+	40.33%	27.74%
Blended Index+	6.91%	11.96%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Average Annual Total Returns as of 6/30/07
DWS Commodity Securities Fund	1-Year	Life of Fund*
Institutional Class	7.25%	14.00%
S&P Goldman Sachs Commodity Index+	-13.99%	.09%
MSCI World Energy Index+	23.28%	20.31%
MSCI World Materials Index+	40.33%	27.74%
Blended Index+	6.91%	11.96%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 6/30/07	$ 13.13	$ 12.98	$ 12.98	$ 13.12
6/30/06	$ 12.56	$ 12.45	$ 12.45	$ 12.56
Distribution Information: Twelve Months as of 6/30/07: Income Dividends	$ .06	$ —	$ —	$ .09
Capital Gain Distributions	$ .22	$ .22	$ .22	$ .22
Class A Lipper Rankings — Specialty Diversified Equity Funds Category as of 6/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	36	of	69	52

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Commodity Securities Fund — Class A [] S&P Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 6/30/07
DWS Commodity Securities Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$10,080	$12,791
	Average annual total return	.80%	10.95%
Class B	Growth of $10,000	$10,312	$13,033
	Average annual total return	3.12%	11.84%
Class C	Growth of $10,000	$10,612	$13,333
	Average annual total return	6.12%	12.92%
S&P Goldman Sachs Commodity Index+	Growth of $10,000	$8,601	$10,022
	Average annual total return	-13.99%	.09%
MSCI World Energy Index+	Growth of $10,000	$12,328	$15,398
	Average annual total return	23.28%	20.31%
MSCI World Materials Index+	Growth of $10,000	$14,033	$17,709
	Average annual total return	40.33%	27.74%
Blended Index+	Growth of $10,000	$10,691	$13,018
	Average annual total return	6.91%	11.96%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Growth of an Assumed $1,000,000 Investment
[] DWS Commodity Securities Fund — Institutional Class [] S&P Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

Comparative Results as of 6/30/07
DWS Commodity Securities Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,072,500	$1,363,900
	Average annual total return	7.25%	14.00%
S&P Goldman Sachs Commodity Index+	Growth of $1,000,000	$860,100	$1,002,200
	Average annual total return	-13.99%	.09%
MSCI World Energy Index+	Growth of $1,000,000	$1,232,800	$1,539,800
	Average annual total return	23.28%	20.31%
MSCI World Materials Index+	Growth of $1,000,000	$1,403,300	$1,770,900
	Average annual total return	40.33%	27.74%
Blended Index+	Growth of $1,000,000	$1,069,100	$1,301,800
	Average annual total return	6.91%	11.96%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
+ The S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The Blended Index consists of the returns for the S&P Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). Indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. All of these indices assume reinvestment of all distributions and, unlike Fund returns, do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2006 is 2.03% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended June 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 6/30/07
DWS Commodity Securities Fund	1-Year	Life of Fund*
Class S	7.12%	13.94%
S&P Goldman Sachs Commodity Index+	-13.99%	.09%
MSCI World Energy Index+	23.28%	20.31%
MSCI World Materials Index+	40.33%	27.74%
Blended Index+	6.91%	11.96%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 6/30/07	$ 13.13
6/30/06	$ 12.57
Distribution Information: Twelve Months as of 6/30/07: Income Dividends	$ .08
Capital Gain Distributions	$ .22
Class S Lipper Rankings — Specialty Diversified Equity Funds Category as of 6/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	35	of	69	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Commodity Securities Fund — Class S [] S&P Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

Comparative Results as of 6/30/07
DWS Commodity Securities Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$10,712	$13,622
	Average annual total return	7.12%	13.94%
S&P Goldman Sachs Commodity Index+	Growth of $10,000	$8,601	$10,022
	Average annual total return	-13.99%	.09%
MSCI World Energy Index+	Growth of $10,000	$12,328	$15,398
	Average annual total return	23.28%	20.31%
MSCI World Materials Index+	Growth of $10,000	$14,033	$17,709
	Average annual total return	40.33%	27.74%
Blended Index+	Growth of $10,000	$10,691	$13,018
	Average annual total return	6.91%	11.96%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
+ The S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The Blended Index consists of the returns for the S&P Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). Indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. All of these indices assume reinvestment of all distributions and, unlike Fund returns, do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,148.90	$ 1,144.60	$ 1,144.60	$ 1,149.70	$ 1,150.90
Expenses Paid per $1,000*	$ 8.10	$ 12.07	$ 12.07	$ 7.30	$ 6.77
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,017.26	$ 1,013.54	$ 1,013.54	$ 1,018.00	$ 1,018.50
Expenses Paid per $1,000*	$ 7.60	$ 11.33	$ 11.33	$ 6.85	$ 6.36
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Commodity Securities Fund	1.52%	2.27%	2.27%	1.37%	1.27%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Commodity Securities Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Commodity Securities Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Theresa Gusman

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995.

Over 23 years of investment industry experience.

BA, State University of New York at Stony Brook.

Terence P. Brennan

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999.

Over 21 years of investment industry experience.

BA, Fordham University.

Jeffrey Saeger, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996.

Over 12 years of investment industry experience.

BS, State University of New York at Fredonia.

In the following interview, Portfolio Managers Theresa Gusman, Terence Brennan and Jeffrey Saeger discuss recent market events as well as the performance and positioning of the fund during the annual period ended June 30, 2007.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the commodity markets and the fund perform during the past year?

A: Class A shares of the fund produced a total return of 6.95% during the annual period. In comparison, the fund's benchmark — comprising 50% of the S&P Goldman Sachs Commodity Index (S&P GSCI), 25% the MSCI World Energy Index and 25% the MSCI World Materials Index — returned 6.91% during the same interval.1 Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.

1 The S&P Goldman Sachs Commodity Index (S&P GSCI) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.
The MSCI World Energy Index measures the performance of energy equities in developed markets around the world.
The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.
MSCI indices are calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. All of these indices assume reinvestment of all distributions and, unlike fund returns, do not reflect the expenses of managing a mutual fund. It is not possible to invest directly in an index.

To review, we look to capture commodity returns via (1) allocation among commodities and commodity-related stocks, (2) tactical positions in individual commodities and (3) stock selection.

Our decisions regarding allocation proved beneficial to performance. In June of 2006, we began shifting the fund's commodity allocation away from commodities and into commodity-related equities. At the time, we believed the extreme sell-off in commodity-related equities had resulted in stock prices that reflected much lower prices for physical commodities than was actually the case. This analysis proved to be correct, and enabled us to mitigate some of the effect of the 19% drop in the S&P Goldman Sachs Commodity Index during the June 2006-December 2006 time period. Further, we added value by buying a series of structured notes providing exposure to longer-term futures contracts on the price of oil, rather than investing solely in the shortest-term contract. At the beginning of 2007, we began to take profit in some of the fund's positions in commodity-related equities and to reallocate those proceeds into physical commodities. We believe this is a prime example of how we are able to add value through active portfolio management.

The fund's tactical overweight position in gold detracted from performance.2 The streetTRACKS Gold Trust exchange-traded fund — which tracks the price of gold — gained ground on an absolute basis with a gain of 4.96%, but trailed the blended benchmark. In addition, our stock selection detracted as the fund's equity holdings underperformed the equity portion of the blended benchmark. Notable individual detractors from performance included an underweight in Chevron Corp. and the fund's lack of position in several benchmark components that performed very well: BASF AG, Bayer AG and Nippon Steel Corp. Also detracting was an overweight position in the coal stock Peabody Energy Corp., which declined 12.8%. Notable positives were the fund's overweight positions in Monsanto Co., ExxonMobil Corp., IPSCO Inc. (which was acquired at a premium by SSAB of Sweden), Rio Tinto Ltd. and Martin Marietta Materials, Inc.

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: Please discuss the areas of the market in which you are finding opportunity.

A: For much of the past year, the fund's portfolio has been positioned to take advantage of four key trends in commodities: (1) continuing strength in the refining sector, (2) the "petrodollar theme," which identifies the likely beneficiaries of increased spending by the largest oil producers (such as oil services and mining companies), (3) the booming Chinese demand for commodities and (4) alternative energy.

This positioning proved beneficial to fund returns, as we generated outperformance through positions in the oil & gas equipment services sector as well as in the fertilizers/agricultural chemicals group. However, as commodity-related stocks moved higher and certain fund holdings outperformed, we began moving to a less aggressive stance in the equity portion of the portfolio during the latter part of the period. We accomplished this by reducing exposure to refiners, oil services, miners and mining equipment companies. Our aim was to maintain core holdings in our highest-conviction positions while at the same time not subjecting the portfolio to near-term losses by overstaying our welcome in the fund's winners. This process culminated in the decision to move to an overweight in physical commodities relative to equities. Still, we continue to emphasize the following themes in the portfolio:

Alternative energy is here to stay. Renewable energy currently accounts for a small portion of global energy consumption. However, the development of ethanol, fuel cells, geothermal, hydropower, solar, wind and other alternatives to fossil fuels is being driven by the desire for energy security and independence, the adoption of the Kyoto protocol, improving economic feasibility and government incentives. We believe the solar, wind and ethanol industries are currently among the most promising, and we favor attractively valued, vertically integrated companies with economies of scale that are both direct and indirect participants in this sector. The fund's largest position in this area is Wacker Chemie AG, which is the world's second-largest producer of ultra-high-purity polysilicon for use in the semiconductor and solar cell industries. Due to its official classification as a chemical company, it was trading at a steep discount to its peers in the polysilicon industry. Since we initiated the position, this discount has begun to close.

Buy what China buys; sell what China sells. We target attractively valued producers of the basic materials in which China cannot economically expand production (such as iron ore, metallurgical coal, copper, nickel, zinc and oil), and we continue to move away from products (aluminum and steel) that China can produce. With Chinese gross domestic product and income growth set to continue at a rapid pace, we anticipate continuing strong commodities demand and we want to maintain exposure to the commodities that China must purchase on the open market.

Follow the petrodollars. Given the robust level of commodity prices, both integrated and national (i.e., government-owned) oil companies are flush with cash. We believe these companies will strive to address the current imbalance of supply and demand by reinvesting those proceeds into adding oil and natural gas capacity. Oil equipment and service providers and engineering construction companies, as well as their suppliers, are the likely beneficiaries of this spending increase. Gold producers are also positioned to benefit as rising oil revenues prompt governments to invest these petrodollars into assets that can provide diversification.

Identify "asset plays." We anticipate ongoing consolidation, privatization and restructuring in the energy and materials sectors.3 Companies with solid underlying assets, large cash positions and strong cash-generation capabilities are excellent takeover candidates. While we will not hold a stock solely for this reason, we have increased the fund's exposure to companies that are either restructuring or whose market values do not reflect the true worth of their underlying assets. We have found such opportunities to be most plentiful in the paper and forest products, containers, and packaging industries, where we have been steadily adding to the fund's overweight position.

3 Consolidation refers to merger activity that results in fewer, and larger, companies; privatization is the purchase of publicly traded companies by entities that proceed to take them private; restructuring is the process of a company seeking to streamline its operations by cutting costs, changing its debt structure, or reducing its size through the sale of assets.

Take advantage of continued tightness in refining. Increased ethanol production, the partial alleviation of production bottlenecks and the rising price of oil (which is an input for refining companies) made the refining sector less of a "one-way bet" than it has been in recent years. Nevertheless, refining capacity remains a major bottleneck within the energy sector. Old equipment, increased environmental regulations and strong demand for refined products (i.e., gasoline and diesel) continues to drive the profitability of the refining industry. Still, we will be more selective in our approach to this sector through the second half of the year.

We are also maintaining a positive stance on gold, despite the fact that gold detracted from fund performance during the annual reporting period. At the same time, as the strong global economy and reduced selling by central banks are supporting demand, the increasing difficulty of mining available gold continues to constrict supply by boosting costs and extending new project timelines. The fund holds a large overweight position in gold, which we have achieved via both the streetTRACKS Gold Trust exchange-traded fund and a modest overweight position in gold stocks.

Q: What is your broad view on the commodity markets?

A: We continue to believe that the advance in commodity prices is still in its early stages. Historically, bull markets in commodities have lasted upwards of 18 years. The current cycle is only six years old, and the supply and demand trends for energy, industrial and agricultural commodities remain supportive of performance. We believe commodity prices in general will stay at high levels until sufficient new supply is brought onto the market or demand weakens. We see little evidence that either trend is taking place.

From a supply perspective, the challenges are enormous and continue to grow. Access to high-quality energy-related and metals reserves is limited, agricultural supplies are pinched, producers' costs are rising, and shortages of skilled labor and equipment are common. At the same time, demand remains robust. Key sources of growing demand include China, India, Russia, other emerging markets, and increasingly, the Middle East. The demographics and industrialization of these high-growth regions supports continued demand pressure, a trend that is taking place amid an environment of increasing supply constraints. We believe the net effect will be higher commodity prices for a longer period.

We believe the best way for investors to gain access to these powerful trends is through an actively managed (rather than index-based) approach. We believe an actively managed strategy allows for better risk-adjusted returns through the entire commodity cycle. Our global, broad-based, actively managed, research-driven approach should enable us to continue to add value by identifying and capitalizing on opportunities in the commodities sector as they develop.

Portfolio Summary

Asset Allocation	6/30/07	6/30/06

Commodities Linked/Structured Notes and Cash Equivalents*	51%	35%
Common Stocks	46%	52%
Cash Equivalents	2%	11%
Exchange Traded Funds	1%	2%
	100%	100%
* Includes cash collateral held in connection with commodities linked/structured notes.
Geographical Diversification (As a % of Common Stocks)	6/30/07	6/30/06

United States	44%	59%
United Kingdom	11%	16%
Canada	9%	6%
France	7%	3%
Netherlands	7%	3%
Australia	5%	1%
Russia	3%	1%
Italy	3%	2%
Finland	3%	2%
Norway	2%	2%
Other	6%	5%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/07	6/30/06

Energy	51%	50%
Materials	48%	48%
Industrials	1%	2%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2007 (19.1% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.6%
2. Royal Dutch Shell PLC Explorers, produces and refines petroleum	3.1%
3. Total SA Producer of oil and natural gas	2.3%
4. BHP Billiton Ltd. Explorer, producer and marketer of aluminum and other metal products	1.7%
5. Monsanto Co. Provider of agricultural products	1.5%
6. Eni SpA Provider of oilfield and engineering services	1.5%
7. BP PLC Exporter and producer of oil and natural gas	1.5%
8. Occidental Petroleum Corp. Producer of oil and natural gas	1.4%
9. Rio Tinto PLC Operator of a mining, manufacturing and development company	1.3%
10. BHP Billiton PLC Explorer, producer and marketer of aluminum and other metal products	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2007

	Shares	Value ($)

Common Stocks 46.6%
Argentina 0.5%
Tenaris SA (ADR) (Cost $1,275,577)	33,300	1,630,368
Australia 2.3%
BHP Billiton Ltd.	180,300	5,381,462
Rio Tinto Ltd.	21,685	1,806,260
(Cost $4,865,381)		7,187,722
Canada 4.2%
Agrium, Inc.	43,700	1,915,375
Alcan, Inc.	0	18
Domtar Canada Paper, Inc.*	1,200	13,383
Domtar Corp.* (a)	124,700	1,391,652
Domtar Corp.* (a)	70,700	785,150
EnCana Corp.	45,300	2,786,253
IPSCO, Inc.	0	34
Kinross Gold Corp.*	195,400	2,272,712
Suncor Energy, Inc.	40,012	3,604,396
(Cost $10,621,441)		12,768,973
Finland 1.6%
Stora Enso Oyj"R"	159,500	2,991,362
UPM-Kymmene Oyj	75,120	1,854,227
(Cost $4,540,538)		4,845,589
France 3.5%
Lafarge SA	11,126	2,024,468
Total SA	86,974	7,060,245
Vallourec SA	5,020	1,604,301
(Cost $8,916,295)		10,689,014
Germany 0.5%
Wacker Chemie AG (Cost $1,418,349)	7,200	1,700,279
Italy 1.5%
Eni SpA (Cost $3,850,217)	123,500	4,476,519
Japan 0.5%
Tokyo Steel Manufacturing Co., Ltd. (Cost $1,540,829)	95,600	1,494,251
Netherlands 3.1%
Royal Dutch Shell PLC"A"	126,700	5,160,971
Royal Dutch Shell PLC"B"	101,202	4,226,083
(Cost $8,357,519)		9,387,054
Norway 1.0%
Statoil ASA (ADR) (Cost $2,442,140)	95,250	2,953,703
Russia 1.5%
Magnitogorsk Iron & Steel Works (GDR) 144A*	113,660	1,454,848
OAO Gazprom (ADR)	17,159	718,962
OAO Gazprom (ADR) (REG S)	59,562	2,467,946
(Cost $4,669,622)		4,641,756
South Africa 0.7%
Gold Fields Ltd. (ADR) (Cost $2,472,375)	142,300	2,234,110
Sweden 0.5%
SSAB Svenskt Stal AB "A" (Cost $1,347,135)	39,600	1,622,990
United Kingdom 4.9%
Anglo American PLC	19,656	1,150,609
BHP Billiton PLC	137,456	3,812,138
BP PLC	371,563	4,476,321
Lonmin PLC	19,077	1,527,948
Rio Tinto PLC	52,130	3,982,414
(Cost $9,639,272)		14,949,430
United States 20.3%
Air Products & Chemicals, Inc.	26,920	2,163,560
Apache Corp.	36,650	2,990,273
Arch Coal, Inc.	23,050	802,140
Ball Corp.	32,300	1,717,391
Cameron International Corp.*	13,350	954,125
Chevron Corp.	29,500	2,485,080
Commercial Metals Co.	32,021	1,081,349
Crown Holdings, Inc.*	76,580	1,912,203
E.I. du Pont de Nemours & Co.	36,380	1,849,559
ExxonMobil Corp.	131,910	11,064,611
Martin Marietta Materials, Inc.	15,590	2,525,892
MeadWestvaco Corp.	49,820	1,759,642
Monsanto Co.	69,508	4,694,570
Occidental Petroleum Corp.	73,650	4,262,862
Owens-Illinois, Inc.*	40,330	1,411,550
Packaging Corp. of America	25,600	647,936
Peabody Energy Corp.	21,516	1,040,944
PPG Industries, Inc.	33,050	2,515,436
Praxair, Inc.	34,510	2,484,375
Schlumberger Ltd.	41,440	3,519,914
Sunoco, Inc.	13,490	1,074,883
Temple-Inland, Inc.	28,640	1,762,219
Valero Energy Corp.	27,818	2,054,637
Weyerhaeuser Co.	32,060	2,530,496
XTO Energy, Inc.	47,320	2,843,932
(Cost $45,638,578)		62,149,579
Total Common Stocks (Cost $111,595,268)		142,731,337

Exchange Traded Funds 1.3%
streetTRACKS Gold Trust* (Cost $3,119,001)	62,000	3,984,740
	Principal Amount ($)	Value ($)

Commodities Linked/Structured Notes 51.6%
AIG-FP Private Funding (Cayman) Ltd., S&P GSCI Note, 144A, 5.17%, 5/14/2008 (b)	5,000,000	5,206,489
AIG-FP Private Funding (Cayman) Ltd., S&P GSCI Note, 144A, 5.17%, 6/26/2008 (b)	11,000,000	10,947,692
AIG-FP Private Funding (Cayman) Ltd., S&P GSCI Note, 144A, 5.17%, 3/12/2008 (b)	15,000,000	15,905,489
AIG-FP Private Funding (Cayman) Ltd., S&P GSCI Note, 144A, 5.17%, 11/06/2007 (b)	17,370,990	18,115,292
Barclays S&P GSCI Structured Note, 144A, 5.22%, 5/14/2008 (b)	5,000,000	5,201,555
Barclays S&P GSCI Structured Note, 144A, 5.22%, 7/8/2008 (b)	8,000,000	8,045,696
Barclays S&P GSCI Structured Note, 144A, 5.22%, 3/14/2008 (b)	15,000,000	15,743,850
Barclays S&P GSCI Structured Note, 144A, 5.22%, 1/22/2008 (b)	25,000,000	28,940,150
Cargill S&P GSCI Note, 144A, 5.12%, 5/14/2008 (b)	5,000,000	5,202,506
Cargill S&P GSCI Note, 144A, 5.12%, 6/26/2008 (b)	10,000,000	9,959,106
Cargill S&P GSCI Note, 144A, 5.12%, 11/06/2007 (b)	33,191,000	34,559,699
Total Commodities Linked/Structured Notes (Cost $148,932,827)		157,827,524
	Shares	Value ($)

Cash Equivalents 1.6%
Cash Management QP Trust, 5.34% (c) (d) (Cost $4,903,489)	4,903,489	4,903,489
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $268,550,585)+	101.1	309,447,090
Other Assets and Liabilities, Net	(1.1)	(3,380,803)
Net Assets	100.0	306,066,287
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $269,047,785. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $40,399,305. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $41,637,078 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,237,773.
(a) Securities with the same description are issued by the same corporate entity but trade on different stock exchanges.
(b) Security is linked to the S&P Goldman Sachs Commodity Index (S&P GSCI). The index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) All or a portion of this security represents collateral held in connection with structured notes.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

S&P GSCI: S&P Goldman Sachs Commodity Index

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007
Assets
Investments: Investments in securities, at value (cost $263,647,096)	$ 304,543,601
Investment in Cash Management QP Trust, at value (cost $4,903,489)	4,903,489
Total investments in securities, at value (cost $268,550,585)	309,447,090
Cash	12,216
Foreign currency, at value (cost $75,058)	74,957
Receivable for investments sold	7,933,013
Receivable for Fund shares sold	1,125,751
Dividends receivable	64,688
Interest receivable	83,122
Foreign taxes recoverable	42,443
Due from Advisor	8,423
Other assets	43,410
Total assets	318,835,113
Liabilities
Payable for investments purchased	11,553,760
Payable for Fund shares redeemed	754,420
Accrued management fee	172,857
Other accrued expenses and payables	287,789
Total liabilities	12,768,826
Net assets, at value	$ 306,066,287
Net Assets
Net assets consist of: Undistributed net investment income	47,414
Net unrealized appreciation (depreciation) on: Investments	40,896,505
Foreign currency related transactions	(3,710)
Accumulated net realized gain (loss)	(7,655,639)
Paid-in capital	272,781,717
Net assets, at value	$ 306,066,287

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($210,827,858 ÷ 16,061,381 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.13
Maximum offering price per share (100 ÷ 94.25 of $13.13)	$ 13.93

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,748,645 ÷ 1,289,863 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.98

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($52,485,600 ÷ 4,042,471 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.98
Class S Net Asset Value, offering and redemption price(a) per share ($13,591,398 ÷ 1,034,817 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.13
Institutional Class Net Asset Value, offering and redemption price(a) per share ($12,412,786 ÷ 945,842 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.12
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended June 30, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $134,973)	$ 2,374,700
Interest	519,136
Interest — Cash Management QP Trust	1,492,599
Total Income	4,386,435
Expenses: Management fee	2,417,745
Administration fee	254,499
Services to shareholders	578,718
Custodian fee	110,317
Distribution service fees	1,053,948
Auditing	66,080
Legal	119,488
Trustees' fees and expenses	11,604
Reports to shareholders and shareholder meeting	81,976
Registration fees	104,371
Other	59,307
Total expenses before expense reductions	4,858,053
Expense reductions	(554,222)
Total expenses after expense reductions	4,303,831
Net investment income	82,604
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(3,805,442)
Futures	(2,831,042)
Written options	8,370
Foreign currency related transactions	(41,246)
(6,669,360)
Net unrealized appreciation (depreciation) during the period on: Investments	24,788,149
Futures	(137,237)
Foreign currency related transactions	1,075
24,651,987
Net gain (loss) on investment transactions	17,982,627
Net increase (decrease) in net assets resulting from operations	$ 18,065,231
Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended June 30,
	2007	2006
Operations: Net investment income	$ 82,604	$ 1,060,526
Net realized gain (loss) on investment transactions	(6,669,360)	5,223,303
Net unrealized appreciation (depreciation) during the period on investment transactions	24,651,987	15,881,302
Net increase (decrease) in net assets resulting from operations	18,065,231	22,165,131
Distributions to shareholders from: Net investment income: Class A	(846,842)	(147,116)
Class S	(43,470)	(14,076)
Institutional Class	(81,388)	(36,945)
Net realized gains: Class A	(2,948,700)	(641,847)
Class B	(291,512)	(85,595)
Class C	(937,229)	(188,158)
Class S	(115,344)	(36,130)
Institutional Class	(185,551)	(74,354)
Fund share transactions: Proceeds from shares sold	146,096,597	208,754,596
Reinvestment of distributions	4,432,019	1,075,173
Cost of shares redeemed	(105,838,528)	(44,458,436)
Redemption fees	9,994	19,210
Net increase (decrease) in net assets from Fund share transactions	44,700,082	165,390,543
Increase (decrease) in net assets	57,315,277	186,331,453
Net assets at beginning of period	248,751,010	62,419,557
Net assets at end of period (including undistributed net investment income of $47,414 and $992,456, respectively)	$ 306,066,287	$ 248,751,010

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended June 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.56	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.02	.11	.02
Net realized and unrealized gain (loss) on investment transactions	.83	2.20	.35
Total from investment operations	.85	2.31	.37
Less distributions from: Net investment income	(.06)	(.02)	—
Net realized gain on investment transactions	(.22)	(.10)	—
Total distributions	(.28)	(.12)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 13.13	$ 12.56	$ 10.37
Total Return (%)[c,d]	6.95	22.24	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	211	166	44
Ratio of expenses before expense reductions (%)	1.74	2.21	3.90*
Ratio of expenses after expense reductions (%)	1.51	1.55	1.50*
Ratio of net investment income (loss) (%)	.21	.91	.57*
Portfolio turnover rate (%)	117	80	36*
[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended June 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.45	$ 10.34	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	.02	(.01)
Net realized and unrealized gain (loss) on investment transactions	.81	2.19	.35
Total from investment operations	.75	2.21	.34
Less distributions from: Net realized gain on investment transactions	(.22)	(.10)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 12.98	$ 12.45	$ 10.34
Total Return (%)[c,d]	6.12	21.40	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	16	4
Ratio of expenses before expense reductions (%)	2.52	2.93	4.64*
Ratio of expenses after expense reductions (%)	2.26	2.29	2.25*
Ratio of net investment income (loss) (%)	(.54)	.17	(.18)*
Portfolio turnover rate (%)	117	80	36*
[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended June 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.45	$ 10.34	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	.02	(.01)
Net realized and unrealized gain (loss) on investment transactions	.81	2.19	.35
Total from investment operations	.75	2.21	.34
Less distributions from: Net realized gain on investment transactions	(.22)	(.10)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 12.98	$ 12.45	$ 10.34
Total Return (%)[c,d]	6.12	21.40	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	48	12
Ratio of expenses before expense reductions (%)	2.47	2.94	4.65*
Ratio of expenses after expense reductions (%)	2.26	2.30	2.25*
Ratio of net investment income (loss) (%)	(.54)	.16	(.18)*
Portfolio turnover rate (%)	117	80	36*
[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended June 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.57	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.13	.03
Net realized and unrealized gain (loss) on investment transactions	.82	2.21	.34
Total from investment operations	.86	2.34	.37
Less distributions from: Net investment income	(.08)	(.04)	—
Net realized gain on investment transactions	(.22)	(.10)	—
Total distributions	(.30)	(.14)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 13.13	$ 12.57	$ 10.37
Total Return (%)[c]	7.12	22.50	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	10	2
Ratio of expenses before expense reductions (%)	1.57	2.06	3.69*
Ratio of expenses after expense reductions (%)	1.36	1.39	1.35*
Ratio of net investment income (loss) (%)	.36	1.07	.72*
Portfolio turnover rate (%)	117	80	36*
[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended June 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.56	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.14	.03
Net realized and unrealized gain (loss) on investment transactions	.82	2.20	.34
Total from investment operations	.87	2.34	.37
Less distributions from: Net investment income	(.09)	(.05)	—
Net realized gain on investment transactions	(.22)	(.10)	—
Total distributions	(.31)	(.15)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 13.12	$ 12.56	$ 10.37
Total Return (%)[c]	7.25	22.52	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	10.4
Ratio of expenses before expense reductions (%)	1.36	1.69	3.28*
Ratio of expenses after expense reductions (%)	1.26	1.28	1.25*
Ratio of net investment income (loss) (%)	.46	1.18	.82*
Portfolio turnover rate (%)	117	80	36*
[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Commodity Securities Fund (the ``Fund'') is a series of DWS Institutional Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts Business Trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Structured notes (i.e. commodities-linked or index-linked notes) are valued by the counterparties as approved by the Trustees. The counterparties may use various pricing techniques which take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of June 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Commodities Linked/Structured Notes. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. A structured note is a type of debt instrument in which an issuer borrows money from investor, in this case the Fund, and pays back the principal adjusted for performance of the underlying index less a fee. The structured notes may be leveraged, increasing the volatility of each notes' value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, credit and interest rate risks. The Fund has the option to request prepayment from the issuer on a daily basis. At maturity, or when a note is sold, the Fund records a realized gain or loss. At June 30, 2007, the value of these securities comprised 51.6% of the Fund's net assets and resulted in unrealized appreciation of $8,894,697.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At June 30, 2007, the Fund had a net tax basis capital loss carryforward of approximately $7,100,100, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2015, the expiration date, whichever occurs first.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 56,745
Capital loss carryforwards	$ (7,100,100)
Unrealized appreciation (depreciation) on investments	$ 40,399,305

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2007	2006
Distributions from ordinary income*	$ 3,195,311	$ 903,570
Distributions from long-term capital gains	$ 2,254,725	$ 320,651
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from July 1, 2006 through May 13, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective May 14, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended June 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $351,839,124 and $239,373,738, respectively. Sales of US Treasury obligations aggregated $26,339,785.

For the year ended June 30, 2007, transactions for written options were as follows:

	Contract Amounts	Premium
Beginning of period	—	$ —
Options written	1,383	123,072
Options closed	(894)	(57,311)
Options exercised	(319)	(41,934)
Options expired	(170)	(23,827)
End of period	—	$ —

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") is the Advisor for the Fund.

Investment Management Agreement. Under the Amended and Restated Investment Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The investment management fee was computed and accrued daily and payable monthly at the following rates:

First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Over $1 billion of such net assets	.850%

For the period from July 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses, proxy and organizational and offering costs) as follows:

Class A	1.50%
Class B	2.25%
Class C	2.25%
Class S	1.35%
Institutional Class	1.25%

Accordingly, for the year ended June 30, 2007, the Advisor waived a portion of its Investment Management Fee aggregating $69,593 and the amount charged aggregated $2,348,152, which was equivalent to an annual effective rate of 0.92% of the Fund's average daily net assets.

Administration Fee. Effective July 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended June 30, 2007, the Advisor received an Administration Fee of $254,499, of which $24,682 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended June 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2007
Class A	$ 319,045	$ 319,045	$ —
Class B	33,629	33,629	—
Class C	82,335	82,335	—
Class S	16,776	14,756	2,020
Institutional Class	7,232	7,232	—
	$ 459,017	$ 456,997	$ 2,020

Distribution Service Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended June 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2007
Class B	$ 118,757	$ 9,769
Class C	367,229	30,471
	$ 485,986	$ 40,240

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended June 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at June 30, 2007	Annual Effective Rate
Class A	$ 415,333	$ 21,233	$ 34,979.23%
Class B	36,940	3,329	3,296.21%
Class C	115,689	3,070	13,539.23%
	$ 567,962	$ 27,632	$ 51,814

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended June 30, 2007, aggregated $66,935.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended June 30, 2007, the CDSC for the Fund's Class B and C shares was $71,674 and $22,081, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended June 30, 2007, DWS-SDI received $421 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended June 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $46,932, of which $14,122 is unpaid at June 30, 2007.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Investing in Securities and Derivatives Linked to the Commodities Market

The Fund invests primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. As a result, the Fund is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked structured notes. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. In addition to commodity-related risks and the risks of investing in derivatives, these notes are subject to risks, such as credit risk, stock market risk and interest rate transaction risks, that in general affect the values of debt securities. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended June 30, 2007		Year Ended June 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	9,031,313	$ 108,059,655	11,433,843	$ 137,984,499
Class B	382,495	4,554,781	1,088,241	12,873,242
Class C	1,696,532	20,157,874	3,094,379	37,073,891
Class S	813,333	10,004,723	877,978	10,486,714
Institutional Class	277,610	3,319,564	949,652	10,336,250
		$ 146,096,597		$ 208,754,596
Shares issued to shareholders in reinvestment of distributions
Class A	252,558	$ 2,939,780	58,564	$ 673,487
Class B	21,682	250,650	6,621	75,806
Class C	73,851	853,719	15,056	172,392
Class S	13,126	152,785	4,256	48,945
Institutional Class	20,231	235,085	9,099	104,543
		$ 4,432,019		$ 1,075,173
Shares redeemed
Class A	(6,431,369)	$ (75,431,142)	(2,480,684)	$ (29,686,029)
Class B	(418,419)	(4,878,861)	(196,943)	(2,348,724)
Class C	(1,544,086)	(17,887,056)	(443,164)	(5,255,553)
Class S	(548,778)	(6,278,431)	(363,369)	(4,349,888)
Institutional Class	(114,237)	(1,363,038)	(230,651)	(2,818,242)
		$(105,838,528)		$ (44,458,436)
Redemption fees		$ 9,994		$ 19,210
Net increase (decrease)
Class A	2,852,502	$ 35,574,165	9,011,723	$ 108,983,693
Class B	(14,242)	(72,525)	897,919	10,600,996
Class C	226,297	3,125,949	2,666,271	31,996,101
Class S	277,681	3,880,882	518,865	6,187,202
Institutional Class	183,604	2,191,611	728,100	7,622,551
		$ 44,700,082		$ 165,390,543

G. Revenue Rulings

On December 16, 2005, the Internal Revenue Service ("IRS") issued a Revenue Ruling that would limit the income derived from swaps on a commodity index ("commodity swaps") after June 30, 2006 to a maximum of 10% of the fund's gross income. The IRS extended this deadline to September 30, 2006. The fund has not invested in commodity swaps in the past and the manager has determined that the fund will not invest in commodity swaps in the future. At the time, the Revenue Ruling did not make any definitive determination with respect to the income from the commodity-linked structured notes or anticipatory hedging transactions involving futures in which the fund invests, although the Internal Revenue Service may in the future provide guidance on these investments. On June 21, 2006, the fund obtained a private letter ruling from the IRS confirming that the income and gain arising from certain types of commodities-linked structured notes in which the fund invests constitute "qualifying income" under the Internal Revenue Code of 1986, as amended.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Commodity Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Commodity Securities Fund (the "Fund") at June 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 28, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.11 per share from net long-term capital gains during its year ended June 30, 2007, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended June 30, 2007, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $2,552,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of June 30, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		80
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	80
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	80
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	80
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	80
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	80
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	80
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, Viasys Health Care[1] (since January 2007). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	80
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	80
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	80
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	80
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		78
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1 (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKIRX
CUSIP Number	23339C 503	23339C 602	23339C 701	23339C 404
Fund Number	485	685	785	817
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SKSRX
CUSIP Number	23339C 800
Fund Number	2085

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, June 30, 2007, DWS Commodities Security Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS COMMODITIES SECURITY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$60,000	$128	$0	$0
2006	$112,700	$0	$0	$15,000

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$133,000	$16,250	$0
2006	$45,200	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$16,250	$0	$16,250
2006	$15,000	$197,605	$15,000	$227,605

All other engagement fees were billed for services in connection with industry updates and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Daily Assets Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Daily Assets Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 24, 2007